UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 19, 2013, the Audit Committee of the Board of Directors of Osiris Therapeutics, Inc. (the “Company”), approved the engagement of BDO USA, LLP, as the Company’s principal independent registered public accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2013. This action effectively dismissed Grant Thornton LLP as of September 19, 2013, as the Company’s principal independent registered public accountants.

The audit reports of Grant Thornton LLP on the Company’s financial statements, as of and for the fiscal years ended December 31, 2012 and December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of Grant Thornton LLP on the effectiveness of internal control over financial reporting as of December 31, 2012 and 2011, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through September 19, 2013: (1)  the Company had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its reports; and (2) there have been no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

During the fiscal years ended December 31, 2012 and December 31, 2011, and the interim period through September 19, 2013, the Company did not consult with BDO USA, LLP regarding: (1)the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements ; or (2) any matter or reportable event set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton LLP with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested that Grant Thornton LLP furnish to the Company a letter addressed to the SEC stating whether or not Grant Thornton LLP agrees with the above statements and, if not, stating the respects in which it does not agree. Grant Thornton LLP has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated September 25, 2013 of Grant Thornton LLP to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: September 25, 2013	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer (Principal Financial Officer)

Exhibit No.	Description
16.1	Letter dated September 25, 2013 of Grant Thornton LLP to the SEC.